Exhibit 10.01

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

ASSIGNMENT AND BILL OF SALE OF OIL AND GAS LEASES

State: TEXAS

Counties: WOOD, RRC DISTRICT 6 and

                   HOPKINS, RRC DISTRICT 5

Grantor:   J. A. CORDELL, INDIVIDUALLY, AND

                   CORDELL ENERGY CORPORATION, AND

                   J. A. CORDELL FAMILY PARTNERSHIP, LTD., AND

                   TEE OPERATING, INC, AND

                   THE CORDELL DESCENDANTS TRUST

                   P.O.Box 1793, Quitman, TX 75783

Grantee:    ENERGYTEC, INC

                   14785 Preston Road, Ste. 550, Dallas, TX 75254

Effective Date: OCTOBER 1, 2005

Grantor is the owner of leasehold working interests, net revenue interests, production payments, reversionary interests, net profit interests, and other interests in the production of oil, gas or other minerals, unitization declarations and agreements, pooling declarations and agreements, oil sales contracts, casinghead gas sales contracts, gas sales contracts, processing contracts, gathering contracts, transportation contracts, easements, rights-of-way, pipelines, meters, permits, licenses, surface leases, appurtenances, structures, fixtures, facilities, and equipment ( collectively referred to herein as the “properties” ) in the wells, leases, units, and lands described below and on exhibit “A” located in the counties and state named above:

1.) BOZEMAN, DRILLAR

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03383

2.) COKER, W. H.

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03380

COKER “C” INJECTION WELL

RRC # 02900

3.) FORD-SIMMS

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03382

4.) FOSTER, DERMOT

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03379

5.) KENDRICK, LAWYER

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03386

6.) KENDRICK, M. L.

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03385

7.) LIVINGSTON, L. H.

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03381

8.) MORRIS, J. J.

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 02929

RRC # 03378

9.) COOK “AB”

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 02858

10.) HOWLE “A”

RRC # 02856

HOWLE “B”

RRC # 03328

HOWLE “A” Gas

RRC # 121295

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

11.) ISOM

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 02859

12.) PAYNE, N. P.

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 03384

13.) RUTHERFORD-MORRIS

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 01989

14.) LIVINGSTON et al

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 01797

15.) BAILEY, W.F. (“1R”)

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 00866

16.) CLOVER HILL SCHOOL

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 00868

17.) CHRIETZBURG, J.

NET REVENUE INTEREST: 73%

WORKING INTEREST: 100%

RRC # 01338

18.) STONE-JOHNSON

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 01342

19.) TAYLOR P “B”

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 01345

TAYLOR P “A”

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 12837

TAYLOR P “C”

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 01434

20.) TAYLOR, PINKIE

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 01350

RRC # 05722

21.) GRICE, W. W. UNIT

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 05808

22.) GRICE, W. W. (#2)

NET REVENUE INTEREST: 79.94741%

WORKING INTEREST: 100%

RRC # 05074

23.) GRICE, W. W. (#1-A)

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 05183

24.) BAILEY, W.F.

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 00869

25.) JOHNSON, W. L.

NET REVENUE INTEREST: 80%

WORKING INTEREST: 100%

RRC # 00870

26.) CONGER, CURTIS

NET REVENUE INTEREST: 75%

WORKING INTEREST: 100%

RRC # 12900

RRC # 139793

27.) HUDSON, M.A.

NET REVENUE INTEREST: 70.90454%

WORKING INTEREST: 100%

RRC # 00841

PROPERTIES MORE FULLY DESCRIBED IN EXHIBIT “A” ATTACHED

For adequate consideration, Grantor grants, sells, and conveys to Grantee, named above, WITHOUT WARRANTY OF TITLE OR ANY WARRANTY OR REPRESENTATIONS OF FITNESS FOR A PARTICULAR PURPOSE, EXPRESS OR IMPLIED, all rights, equipment, machinery, fixtures, right of ways and easements, real property, and net revenue interest attributed to 100% working interest, which are located on the Lands attributive to the Oil, Gas and Mineral Leases, and Warranty Deeds described. Grantor hereby Save and Excepts or reserves that over-riding royalty interest and royalty interest owned by Grantor other than Working Interest.

This Assignment and Bill of Sale is made subject to all terms and conditions of the oil, gas, and mineral leases, contracts and other agreements.

Grantor makes no representations as to the condition of the lease premises conveyed hereby, nor to the quality, size, weight or condition of the equipment contained on the lease premises. Grantee has inspected the premises and is aware of equipment contained on the lease premises. Condition of the lease premises and equipment and personal property thereon, is accepted buy the Grantee on a “AS IS” “WHERE IS” BASIS.

Grantor hereby warrants and represents to Grantee that there are no encumbrances of any kind whatsoever on or against the interest assigned herein and that all taxes owed on the Property are current and paid. Further this Assignment is made without warranty of title, except; BY, THROUGH and UNDER Grantor.

By accepting this Assignment and Bill of Sale, GRANTEE AGREES TO INDEMNIFY AND HOLD GRANTOR HARMLESS FROM ANY CLAIM INCLUDING BUT NOT LIMlTED TO THE NEGLIGENCE OF GRANTOR, THAT MAY BE MADE BY ANY PERSON, FIRM, OR ENTITY, TO THE EQUIPMENT, MACHINERY, OBLIGATIONS OF PLUGGING, ABANDONING, RESTORATION OF THE SURFACE, AND FIXTURES THAT ARE THE SUBJECT OF THIS ASSIGNMENT AND BILL OF SALE. Grantee agrees to file the required forms with the Texas Railroad Commission changing operator of record as of OCTOBER 1, 2005.

Grantor executes this Assignment and Bill of Sale as of the date set out below, but shall be deemed effective for all purposes as of the Effective Date stated above.

IN WITNESS WHEREOF, the Grantor and Grantee have executed this Assignment and Bill of Sale on this the 1st day of November, 2005, but effective October 1st, 2005.

GRANTOR:

J.A. CORDELL, INDIVIDUALLY, AND

CORDELL ENERGY CORPORATION, AND

J.A. CORDELL FAMILY PARTNERSHIP, LTD., AND

TEE OPERATING, INC, AND

THE CORDELL DESCENDANTS TRUST

/s/ Chris Dukes	/s/ James Hayes /s/ James D. Hurst
BY: CHRIS DUKES	AND JAMES HAYES OR JAMES D. HURST

As Attorneys-in-fact for J. A., Cordell,

As duly authorized Trustee of,

J.A. CORDELL, INDIVIDUALLY, AND

CORDELL ENERGY CORPORATION, AND

J.A. CORDELL FAMILY PARTNERSHIP, LTD., AND

TEE OPERATING, INC, AND

THE CORDELL DESCENDANTS TRUST

/s/ Chris Dukes	/s/ James Hayes /s/ James D. Hurst
BY: CHRIS DUKES	AND JAMES HAYES OR JAMES D. HURST

Trustees for THE ERICA ESTETTER 2005 TRUST; THE HEATHER ESTETTER 2005 TRUST;

And THE BRADY HARMON 2005 TRUST

GRANTEE:

ENERGYTEC, INC

/s/ Don Lambert
By: Don Lambert, as President and Executive V.P. duly authorized officer of ENERGYTEC, INC

STATE OF TEXAS                                             §

                                                                               §

COUNTY OF GREGG                                      §

This instrument was acknowledged before as on the 22nd day of November, 2005, by CHRIS DUKES and JAMES HAYES and JAMES D. HURST

/s/ Dennis M. Lewis Jr.
Notary Public in and for the State of TEXAS
Notary’s Name: (printed) Dennis M. Lewis Jr.
Notary’s commission expires: Sept. 18, 2007

“EXHIBIT A”

Leases, Properties, Equipment, etc, attached to and made part of that Assignment and Bill of Sale from CORDELL ENERGY CORPORATION et al and ENERGYTEC, INC. effective date October 1, 2005.

Stone/Johnson Lease, #A-1-R and #A-2-R wells.

Schedule of Oil and Gas Leases

1.	Oil and Gas Lease dated March 12, 1940 from W. R. Stone and wife, Inez Stone, as Lessors, recorded in Volume 175, Page 603 of the Deed Records, Wood County, Texas.

2.	Oil and Gas Lease dated March 12, 1940 from B. L. Johnson and wife, Ivy Johnson, as Lessors, recorded in Volume 178, Page 288 of the Deed Records Wood County, Texas.

3.	Oil and Gas Lease dated November 10, 1942, from Argo Oil Corporation, as Lessor, and R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 4875.

4.	Oil and Gas Lease dated November 10, 1942, from Mary K. Wallace and husband A. E. Wallace, as Lessor, and R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 4876.

5.	Oil and Gas Lease dated November 10, 1942, from Henry P. Burney, as Lessor, and R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 4716.

6.	Oil and Gas Lease dated November 24, 1942, from J. B. Blanchard, as Lessor, and R. J. Caraway, as Lessee, recorded in Volume 221, Page 483 of the Deed Records, Wood County, Texas.

7.	Oil and Gas Lease dated December 28, 1942, from Penn Royalties, Inc., as Lessor, to R. J. Caraway, as Lessee, recorded in Volume 224, Page 419 of the Deed Records, Wood County, Texas.

8.	Oil and Gas Lease dated December 28, 1942, from Rio Oil Corporation, as Lessor, to R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 7612.

9.	Oil and Gas Lease dated February 1, 1943, from J. F. Marion Oil Company, as Lessor to R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 7611.

10.	Oil and Gas Lease dated February 1, 1943, from J. F. Marion Oil Company, as Lessor, to R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 7613.

Stone/Johnson Lease, #A-1-R and #A-2-R wells.

11.	Oil and Gas Lease dated November 10, 1942, from Mary K. Wallace and Husband, J. E. Wallace, as Lessors, R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 4877.

12.	Oil and Gas Lease dated November 10, 1942, from Henry P. Burney, as Lessor, to R. J. Caraway, as Lessee, recorded in the Deed Records of Wood County, Texas under file No. 4717.

13.	Oil and Gas Lease dated December 28, 1942, from Penn Royalties, Inc., as Lessor, to R. J. Caraway, as lessee, recorded in Volume 224, Page 423 of the Deed Records of Wood County, Texas.

14.	Oil and Gas Lease dated January 15, 1943, from Belco Royalties, Inc., and Frank Buttram, as Lessors, recorded in the Deed Records of Wood County, Texas under file No. 10080.

It is the intention of this Exhibit “A” to list and include all those leases listed and included in that certain Division of Leasehold Interests and Pooling Agreement dated June 15, 1943, by and between Myron Buttram, et al, recorded in Volume 250, Page 382 of the Deed Records of Wood County, Texas.

These leases are assigned only as to the Paluxy Formation in the 40.00 acre unit described as Unit “A” in the above mentioned Division of Leasehold interests and Pooling Agreement, and being more particularly described in Exhibit “B” hereto, SAVE and EXCEPT all other depths and formations.

SUBJECT TO THE FOLLOWING:

1.	Division of Leasehold Interests and Pooling Agreement dated June 15, 1943, by and between Myron Buttram, et al, recorded in Volume 250, Page 382 of the Deed Records of Wood County, Texas.

2.	Any Joint Operating Agreement and amendments thereto affecting the subject premises.

3.	Any Casinghead Gas Contracts and amendments thereto affecting the subject premises.

Hudson et al

All of those leasehold rights and estates now owned by the undersigned from the surface down to the base of the Paluxy Formation (7,000’) with respect to the following described land: well bore only, on 60 acres of land, more or less, a part of the William Barnhill Survey, Abstract No. 1, Wood County, Texas and being the same lands as described as First Tract in Deed dated December 21, 1905, from T.J. Wilcox et ux to P.E. Harrison, as recorded in Volume 13, Page 450, Deed of Records of Wood County, Texas. Lease is hereby referred to by the Railroad Commission of Texas as lease number 00841 (Hudson, MA et al Unit).

W.F. Bailey and W.F. Bailey No. 1-R-SWD

LOCATION		Samuel Burch Survey, A-27 Wood County, Texas

LESSOR		W.E. Bailey, et ux

LESSEE LEASE		W.L, O’Neall, et al

DATE	•	October 5,1933

RECORDED	•	Volume 136, Page 362 of the Records of Wood County, Texas 80 gross acres located in

DESCRIPTION		the Samuel Burch Survey A-27

DRILLAR BOZEMAN GAS UNIT

Hopkins County, Texas

All of cordell Development Company, Inc. interest in 346.79 acres, more or less, out of the Nacogdoches University survey NO. 19, A-703, as more particularly described in that certain Declaration of pooled unit, dated December 1, 1966, recorded in Vol. 146, Pg. 622 of the oil and Gas Records of Hopkins County, Texas, limited to the Gloyd Formation only in and under said lands which were acquired from Delta Drilling company, et al, all of said assignments recorded in the oil and Gas Records of Hopkins county, Texas.

LAWYER KENDRICK
Lessor: Lessee: Date: Recorded:	Lawyer Kendrick Tom Worsham October 29, 1943 Volume 49, Page 280 Oil and Gas Lease Records Hopkins County, Texas

Lessor: Lessee: Date: Recorded:	Alf Morris Tom Worsham October 30, 1943 Volume 49, Page 282 Oil and Gas Lease Records Hopkins County, Texas

Lessor: Lessee: Date: Recorded:	T.A. Wright Joe Bohannon February 29, 1944 Volume 53, Page 388 Oil and Gas Lease Records Hopkins County, Texas

Lessor: Lessee: Date: Recorded:	Mrs. Leonara Woldert Lion Oil Company May 14, 1948 Volume 68, Page 173 Oil and Gas Lease Records Hopkins County, Texas

DERMONT FOSTER Lessor: Lessee: Date: Recorded:	Dermont Foster The Pure Oil Company March 16, 1940 Volume 38, Page 378 Oil and Gas Lease Records Hopkins County, Texas

L.H. LIVINGSTON Lessor: Lessee: Date: Recorded:

Maude Livingston Nance, et al

Paul Schulz

May 26, 1947

Volume 65, Page 416 Oil and Gas Lease Records Hopkins County, Texas; Amendment dated December 20, 1947 and recorded in Volume 67, Page 35 of the Oil and Gas Lease Records Hopkins County, Texas: and Amendment dated July 8, 1960 and recorded in Volume 121, Page 153 of the Oil and Gas Lease Records Hopkins County, Texas.

M.L. KENDRICK Lessor: Lessee: Date: Recorded:	M.L. Kendrick, et ux B.T. Williamson March 28, 1940 Volume 39, Page 82 Oil and Gas Lease Records Hopkins County, Texas

N. P. PAYNE Lessor: Lessee: Date: Recorded:	N.P. Payne, et ux Louis E. Ardis June 3, 1942 Volume 43, Page 231 Oil and Gas Lease Records Hopkins County, Texas

DRILLAR BOZEMAN Lessor: Lessee: Date: Recorded:	Drillar Bozeman Louis E. Ardis June 3, 1942 Volume 43, Page 223 Oil and Gas Lease Records Hopkins County, Texas

Lessor: Lessee: Date: Recorded:	Eula M. Pruitt, a widow Magnolia Petroleum Co. January 16, 1945 Volume 55 Page 156 Oil and Gas Lease Records Hopkins County, Texas

EULA M . PRUITT LEASE

Hopkins County, Texas

Lease Dated: Lessor: Lessee: Recording Data:	January 16, 1945 Eula M. Pruitt, a widow Magnolia, Petroleum Company Vol. 55, Pg. 156, Oil and Gas Records, Hopkins County, Texas

Land Description:	All those certain tracts or parcels of land situated in Hopkins County, Texas, about 13 miles Southeast from Sulphur Springs, being a part of the Nacogdoches University Survey No. 19, A-703, and described by metes and bounds as follows, to-wit:

First Tract: Being a part of a 250 acre tract of land conveyed by Walker Fore to Dan C. Shelton.

Beginning on a stake, the S.E. corner of said 250 acre tract sold by Fore to Shelton; Thence North 850 varas, a stake, the Southeast corner of 50 acres sold to Frank Price; Thence West 721 3/10 varas to a stake on Price’s South boundary line; Thence South 850 varas, a stake on South boundary line of said 250 acre tract; Thence East 721 3/10 varas, to the place of beginning. Containing 110 acres of land, more or less.

Second Tract: Beginning on a stake, the S.W. corner of Block No. 2, of a subdivision of a part of said Nacogdoches University Survey No. 19, owned by E. C. Gilbreath; Thence South 434 1/4 varas a stake, for corner; Thence East 780 varas, a stake; Thence North 434 1/4 varas, a stake, the S.E. corner of said Block No. 2; Thence West 780 varas to the place of beginning. Containing 60 acres of 14th, more or less, limited to rights from the surface down to a depth of 4,400 feet.

ROBBIE FORD ET VIR LEASE

Hopkins County, Texas

Lessor: Lessee: Recording Data:	June 3, 1942 Robbie Ford and husband, will Isaac Ford Louis E. Ardis Vol. 43, Pg. 225, Oil and Gas Records, Hopkins County, Texas

Land Description:	All that certain lot, tract or parcel of land situated in Hopkins County, Texas, being a part of the Nacogdoches University Survey, A-703; Beginning at a point 317 varas North of the S.E. corner of an 86 acre tract of land, part of, said survey; Thence West 780 varas to the W.B. line of said 86 acre tract; Thence North with the W.B. line of same 214 varas, a stake for corner; Thence East 780 varas to the Z.B. Line of said 86 acre tract; Thence South 214 varas to the place of beginning. Containing 29.5 acres, limited to, the rights from the surface down to a depth of 4,400 feet.

JOHNNIE LEE SIMMS ET AL LEASE

Hopkins County, Texas

Lease Dated: Lessor:	April 3, 1945 Johnnie Lee Simms and wife, Mary Lee Simms; John A. Simms, a single man; Piola Hatch and husband, Thomas E. Hatch; and Creola Kindred and husband, Freddie Kindred; and B. N. Carter

Lessee: Recording Data:	L. J. Mansell Vol. 58. Pg. 323, Oil and Gas Records, Hopkins County, Texas

and

ROSIE LEE FIELDS ET AL LEASE

Hopkins County, Texas

Lease Dated: Lessor: Lessee: Recording Data:	April 3, 1945 Rosie Lee Fields and husband, Geo. A. Fields; and Robbie Wilson and husband, Hearvin Wilson; and B. N. Carter L. J. Mansell Vol. 58, Pg. 325, Oil and Gas Records, Hopkins County, Texas

and

M.L KENDRICK, GUARDIAN LEASE

Hopkins County, Texas

Lease-Dated: Lessor:	April 3, 1945 M. L. Kendrick, Guardian of the Estates of Howard Simms and Marjean Simms, Minors in Cause No. 2293 in the County Court of Wood County, Texas
Lessee:	L. J. Mansell
Recording Data:	Vol. 58, Pg. 328, Oil and Gas Records, Hopkins County, Texas

and

JOE BOHANNON ET UX LEASE

Hopkins County, Texas

Lease Dated: Lessor: Lessee: Recording Data:	April 3, 1945 Joe Bohannon and wife, Bonnie Bohannon L. J. Mansell Vol. 58, Pg. 321, Oil and Gas Records, Hopkins County, Texas

All of the above leases cover:

Land Description:	About 13 miles S.E. from Sulphur Springs, being a part of the Nacogdoches University Survey No. 19, A-703, and described by metes and bounds as follows:

First Tract: Being a part of a 43 acre tract out of said Nacogdoches’ University Survey conveyed by A.L. Waddleton to John McGill.

Beginning at the N.W. corner of said 43 acre tract; Thence South 143 varas to the N.W. corner of a 29 acre tract conveyed to Robbie Ford; Thence East with the N.B. line of said 29 acre tract 780 varas to a stake in the E.B. line of said 43 acre tract; Thence North 103 varas to the N.E. corner of said 43 acre tract; Thence West 780 varas to the place of beginning. Containing 13 4/5 acres of land, limited to the rights from the surface down to 4,400 feet.

FORD-SIMMS
Lessor:	Robbie Ford, et vir
Lessee:	Louis E. Ardis June
Date:	3, 1942
Recorded:	Volume 43, Page 225 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Johnnie Lee Simms
Lessee:	L.J. Mansell
Date:	April 3, 1945
Recorded:	Volume 58, Page 323 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Rosie Lee Fields, et vir et al
Lessee:	L.J. Mansell
Date:	April 3, 1945
Recorded:	Volume 58, Page 325 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	M.L. Kendrick, Guardian of the Estate of Howard Simms and Marjorie Simms
Lessee:	L.J. Mansell
Date:	April 30, 1945
Recorded:	Volume 58, Page 327 Oil and Gas Lease Records Hopkins County, Texas.

Lessor:	Joe Bohannon
Lessee:	L.J. Mansell
Date:	April 3, 1945
Recorded:	Volume 58, Page 321 Oil and Gas Lease Records Hopkins County, Texas

JOHN J. MORRIS
Lessor:	John J. Morris
Lessee:	C.N. Shaw
Date:	September 9, 1946
Recorded:	Volume 60, Page 616 Oil and Gas Lease Records Hopkins County, Texas

W. H. COKER
Lessor:	W.H. Coker, et ux
Lessee:	The Pure Oil Company
Date:	March 14, 1940
Recorded:	Volume 38, Page 375 Oil and Gas Lease Records Hopkins County, Texas; Amendment dated December 6, 1947 and recorded in Volume 66, Page 525 of the Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Mary Morris, a widow
Lessee:	J.A. Cordell
Date:	November 20, 1989
Recorded:	Volume 90, Page 456 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	James B. Morris
Lessee:	J.A. Cordell
Date:	November 20, 1989
Recorded:	Volume 90, Page 459 Oil and Gas Lease Records
Hopkins County, Texas

L. D. COKER
Lessor:	L.D. Coker, et ux
Lessee:	Louis E. Ardis
Date:	December 23, 1958
Recorded:	Volume 115, Page 300 Oil and Gas Lease Records Hopkins County, Texas

L. D. COKER
Lessor:	Betty Sue Price and Dimple Mae Bishop
Lessee:	Bruce Smith
Date:	August 5, 1986
Recorded:	Volume 20, Page 800 Oil and Gas Lease Records Hopkins County, Texas

WOOD COUNTY, TEXAS

Chreitzburg Lease

Lessor	Gene B. Haepe
Lessee	NCEC, Inc.
Lease Date	December 11, 1962
Recorded	Volume 1314, Page 575, Deed Records of Wood County, Texas

Lessor	J.B. Archer, et al
Lessee	J.W. Dendy
Lease Date	December 27, 1935
Recorded	Volume 159, Page 566, Deed Records of Wood County, Texas

Lessor	Mayflower Investment Company
Lessee	R.J. Caraway and Rogers Lacy
Lease Date	November 16, 1943
Recorded	Volume 253, Page 346, Deed Records of Wood County, Texas

Clover Hill School Lease

That certain Oil and Gas Lease entered into by and between Clover lull Common School District No. 4 as Lessor and A.R. McElreath and F.W. Suggett as Lessee dated October 9, 1942, covering the following described land in the County of Wood and State of Texas, to-wit:

All that certain tract or parcel of land, being a part of the Samuel Burch Survey, Abstract #27, described by metes and hounds as follows:

Beginning 216 yards East from the SWC of the A.L. Morrow tract of land, stake for corner,

Thence North 132 yards stake for corner,

Thence East 100 yards stake for corner,

Thence South 132 yards stake for corner on the SBL of said A.L. Morrow Tract, same being the NBL of the Henry Lee Herring 50 acre tract;

Thence West 100 yards to the place of beginning, and containing 3 acres of land, more or less, said lease being recorded in the office of the County Clerk in and for said County in Book 220, Page 336.

W.L. Johnston

Lessor	W.L. Johnston, et al
Lessee	W. Charlton Griffith
Date	03/08/40
Recorded	Vol. 178, Page 346
Description	Insofar and only insofar as lease covers the John Pok Survey described as follows: Beginning at the NE corner of a 40 acre-block deeded to Mrs. Johnston by S.J. Benton, September, 1899; Thence West 425 vrs a corner; Thence North 666 vrs a corner on the SBL of the G.W. Smith Survey; Thence East 425 vrs. a corner on the South line of said G.W. Smith Survey; Thence South 666 vrs. to the place of beginning, from the surface down to 7000 feet.

SURFACE RIGHT OF WAYS;

Lessor	M.L. Turner
Lessee	John W. McGowan
Date	03/13/85
Recorded	Vol. 1106, Page 60
Lessor	Stanley R. Statser John W. McGowan
Page	08/06/85
Recorded	Vol. 1106, Page 58

LEASE DATE:	06/24/91	TERM:		PERPETUAL

LESSOR:	M. L. KENDRICKS ET AL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	121	PAGE:	73
ENTRY:			3863

DESCRIPTION:	PERPETUAL SURFACE LEASE

ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND SITUATED IN THE NACOGDOCHES UNIVERSITY SURVEY A-703, HOPKINS COUNTY, TEXAS, AND BEING A PART OF A CALLED 43 ACRE TRACT DESCRIBED IN A DEED FROM ALEX WOLDERT, SR. TO LAWYER KENDRICKS DATED APRIL 27, 1938, RECORDED IN VOLUME 140, PAGE 110, DEED RECORDS.

Oil, Gas and Mineral Lease dated April 5, 1993 from Jimmie Lee McGill et ux to Bledsoe Petro Corporation recorded in Volume 157, Page 786 covering 29.2 acres’ in the Nacogdoches University Survey A-703, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 11, 1993 from Myrtle E. Carr, et vir to Bledsoe Petro Corporation recorded in Volume 156, Page 887 covering 3.728 acres in the Nacogdoches University Survey A-705, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 12, 1993 from Mary C. Bain, et vir to Bledsoe Petro Corporation recorded in Volume 156, Page 883 covering 50 acres in the Nacogdoches University Survey A-705, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 11, 1993 from Bobbie Lee Balton to Bledsoe Petro Corporation recorded in Volume 156, Page 885 covering 3.728 acres in the Nacogdoches University Survey A-705, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 20, 1993 from Felicia Williams et al to Bledsoe Petro Corporation recorded in Volume 159, Page 576 covering 3.728 acres in the Nacogdoches University Survey A-705, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 10, 1993 from Esther Pierce to Bledsoe Petro Corporation recorded in Volume 156, Page 507 covering 102.43 acres in the Nacogdoches University Survey A-702, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated March 22, 1993 from Mary M. Morris to Bledsoe Petro Corporation covering 29.2 acres in the Nacogdoches University Survey A-703, Hopkins County, Texas.

Mineral Deed dated September 1, 1992 from Arline Bones to Bledsoe Petro Corporation recorded in Volume 149, Page 467.

Mineral Deed dated April 20, 1993 from Donna J. Hillard, Individually and Under Will of Archie S. Trout to Bledsoe Petro Corporation recorded in Volume 154, Page 462.

Mineral Deed dated September 1, 1992 from John Meditz to Bledsoe Petro Corporation recorded in Volume 149, Page 469.

Mineral Deed dated September 1, 1992 from Danny Joe Trout to Bledsoe Petro Corporation recorded in Volume 149, Page 471.

All of the above said Mineral Deeds covering 83.49 acres in the Nacogdoches University Survey A-703, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated June 17, 1993 from Rebecca H. Baker to Bledsoe Petro Corporation covering 79.61 acres in the Nacogdoches University Survey A-702, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated May 20, 1993 from Jerry Fields et al to Bledsoe Petro Corporation covering 3.728 acres in the Nacogdoches University Survey A-705, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated June 17, 1993 from Ellen Kay Harrison to Bledsoe Petro Corporation covering 79.61 acres in the Nacogdoches University Survey A-702, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated June 17, 1993 from Sam George Harrison, Jr. to Bledsoe Petro Corporation covering 79.61 acres in the Nacogdoches University Survey A-702, Hopkins County, Texas.

Oil, Gas and Mineral Lease dated June 17, 1993 from Steven Lane Harrison to Bledsoe Petro Corporation covering 79.61 acres in the Nacogdoches University Survey A-702; Hopkins County, Texas.

All that certain 7.55 acres of land, more or less, in the Nacogdoches University Survey No. 19, Abstract 703, Hopkins County, Texas and described as follows:

Hopkins County, Texas which beginning point is also on the East line of a 83.49 acre tract formerly owned by L. H. Livingston;

THENCE S 0 degrees 05’ E along East line of said 83.49 acre tract 700 ft. to corner;

THENCE N 87 degrees 15’ W 470.8 ft. to corner;

THENCE N 0 degrees 05’ W approximately 700 ft. to corner on South line of 10.14 acre tract heretofore referred to;

THENCE S 87 degrees 15’ E approximately 470.8 ft. to point of beginning and containing 7.55 acres, more or less.

Oil, Gas and Mineral Lease dated August 19, 1991, from Mary M. Morris et al to Tex/Con Oil and Gas Company, of record in Vol. 144, Page 160, Hopkins County Deed Records, covering the following described property, to-wit:

Being 83.49 acres of land, more or less, situated in the NACOGDOCHES UNIVERSITY SURVEY A-703, Hopkins County, Texas, and being the same land described in Warranty Deed from Maud Livingston Nance and husband, O. K. Nance, to John J. Morris, dated July 2, 1953, recorded in Volume 214, Page 255, Deed Records of Hopkins County, Texas, and being the same land described in Warranty Deed from 01 lie B. Sublett and husband, Vernon Sublett to John J. Morris, dated October 5, 1954, recorded in Volume 223, Page 135, Deed Records of Hopkins County, Texas, to which records reference is here made for further identity and description.

CONGER LEASE

Schedule of Leases

Lessor	Lessee	Date	Volume/Page
Curtis Conger, et al	Shell Oil Co.	3-14-57	432/118
Jessie L. Conger, Guardian	Shell Oil Co.	5-13-57	435/004
Jessie Lee Conger	Shell Oil Co.	5-13-57	435/007
Nagdalene C. Cotton	Shell Oil Co.	8-25-59	459/522

The above described oil, gas and mineral leases, situated in Wood County, Texas are hereby assigned insofar, and only insofar, as they cover that certain 54 acre tract of land and being more particularly described as follows: 54 acres of land, more or less, out of the John Allen Survey, A-20, Wood County, Texas, being also described as SECOND TRACT in that certain oil, gas and mineral lease dated March 14, 1957 from Curtis Conger et al, to Shell Oil Company, recorded at Volume 432, Page 118 of the Deed Records of Wood County, Texas.

LEASE

Lessor	Lessee	Date	Vol./Page
Ruby Grice, et al	Amerada Petroleum Corporation	06-21-44	268/110

BEGINNING on the South Line of the R E. Neill Survey (A-434) at a point in the center of “Dry Creek” THENCE with the meanderings of said Dry Creek in a Southerly direction as follows: South 69 deg. 56’ W 7.34 varas; South 54 deg. 22’ W 28.25 varas; South 42 deg. 52’ E 38.17 varas; South 41 deg. 56’ W 66.38 varas; South 32 deg. 26’ E 27.41 varas; South 0 deg. 2’ W 36.77 varas; North 45 deg. 20’ W-22 varas; South 51 deg. 23’ W 34.23 varas; South 24 deg. 37’ E 16.97 varas; South 82 deg. 39’ E 35.84 varas; South 12 deg. 01’ E 26.18 varas; South 61 deg. 17’ W 49.09 varas; South 31 deg. 40’ E 35.74 varas; South 75 deg. 59’ W 60.65 varas; South 46 deg. 54’ W 2559 varas; North 59 deg. 43’ West 20.73 varas; South 67 deg. 22’ W 34.98 varas; South 48 deg 53’ E 58.17 varas; South 12 deg. 13’ E 30.64 varas; South 73 deg. 09’ W 21.85 vras; South 18 deg. 44’ W 29.73 vrs; South 10 deg. 20’ E 20.69 varas; South 31 deg. 35’ W 48.17 varas; South 9 deg. 44’ E 92.27 varas; South 61 deg. 19’ W 43.95 varas, stake at old abandoned bridge across Dry Creek; THENCE North 80 deg. 48’ W along Public Dirt Road 584.51 varas corner in said road; THENCE South 89 deg. 56’ W 248.98 varas stake in said road; THENCE South 89 deg. 56’ W 248.98 varas stake in said road; THENCE S. 89 deg. 56’ W 248.98 varas stake in said road; THENCE South 85 deg. 48’ W 222.19 varas for corner, the SW corner of the W.W. Grice Heirs 101.271 acre tract and SE corner of the W. W. Grice Heirs 77.680 acre tract; Thence South 89 deg. 48’ W 475 vrs. corner in the road, at the NE corner of the W. W. Grice 39.19 acre tract, on SB line of the above 77.680 acre tract; THENCE South 0 deg. 33’ E, along the EB line of the W. W. Grice Heirs 39.19 acre tract, 466.07 varas the SE corner of said 39.19 acre tract, continuing S 0 deg. 3T E 33.19 varas, the NW come of the W. W. Grice Heirs 34.82 acre tract; THENCE East 475 varas, the NE corner of said 34.82 acre tract; THENCE South 0 deg. 3T E 412.83 varas the SE corner of said 34.82 acre tract; THENCE south 89 deg. 45’ W 475 varas, the SW corner of said 34.82 acre tract; THENCE N 0 deg. 33’ W- along the WB line of said 26.5 acre tract; 315.48 varas, the SW corner of the W. W. Grice Heirs 39.19 acre tract; THENCE North 0 deg. 3T W along the WB line of said 26.5 acre tract, 315.48 varas, the SW corner of the W. W. Grice Heirs 39.19 acre tract; THENCE North 0 deg. 3T W along the WB line of said 39.19 acre tract 466.07 varas, the SW corner of the W. W. Grice Heirs 77.680 acre tract, corner in Public Dirt Road; THENCE North 0 deg. 37’ W along the WB line of said 77.680 acre tract, 455 varas, the NW corner of said 77.780 acre tract, corner from which a RO 20 inches in diameter, marked X (old Mark) bears South 30 deg. 25’ E 8.8 varas; THENCE North 89 deg. 00’ E along the NB line of the NE corner of said 77.680 acre tract and the NW corner of

Pg.1 “GRICE DESCRIPTION”

the Grice 101.271 acre tract; THENCE North 89 deg. OOB 1256.36 varas to the place of beginning, containing 279.461 acres of land out of the Hazard Anderson Survey, Abstract #10.

Pg. 2 “GRICE DESCRIPTION”

Pinkie Taylor No. 1 and No. 2 SWD

LOCATION	Hazard Anderson Survey Wood County, Texas

LESSOR	E.J. Taylor and wife, Pinkie Taylor, and First National Bank of Quitman, Texas
LESSEE	Hunt Production Company
LEASE DATE	March 16,1934
RECORDED	Book 139, Page 129 of the Records of Wood County, Texas
DESCRIPTION	INSOFAR AND ONLY INSOFAR as said lease covers: The 50 acre tract described as the 5 tract in said oil, gas and minerals lease, described as follows: 50 acres of land situated in Wood County, Texas out the Hazard Anderson Survey.

PERSONAL PROPERTY

All personal property, material, and equipment in and to the oil wells, pumping units, casing rods, production tubing, separators, surface flowlines, wellheads, tanks and other equipment incidental to and used in connection with the production, treating and storing of oil and gas from the lands covered in the above described oil, gas and mineral leases referenced on this Exhibit “A”.

Taylor, P. “A”. “CA” &

“B” Survey A-10 Wood

County, Texas

LESSOR:	E. J. Taylor, et ux
LESSEE:	Paul D. Smith
LEASE DATE:	September 30,1933
RECORDING DATA:	Book 132, Page 71 of the Records of Wood County, Texas
DESCRIPTION:	117 acres of land, more or less, out of the H. Anderson Survey, A-10, described as follows: Beginning at the NE corner of J.H.G. Stone’s 130 acre tract out of said survey; thence South 617 1/2 vrs. ‘to corner same being the NW corner of B.F. Perrin’s 70 acre tract; thence East 1026 vrs. along said Perrin’s NBL to Corner in the WBL of Mrs. Pinkie Taylor’s 53 acre tract, thence North 617 1/2 vrs., to corner in the SBL of Ben H. Read’s 43 acre tract; thence West 1026 vrs to the point of beginning, and being the same land conveyed to Lessors herein by deed dated 3-14-23, recorded in Vol. 80 Page 226 of the Deed Records of Wood County, Texas, LIMITED from the surface to the base of the Paluxy formation, which the base of said formation was encountered at a depth of 6,380 feet in the Forest Oil Corporation - M.A. Hudson No. 2 well, located 1430’ from the East line and 467’ from the South line of the lease in the Samuel Burch A-27 Survey, Wood County, Texas.

That certain Pooling Agreement dated 11-15-43 recorded in Vol. 253 Page 312 covering a portion of the above described tease and a portion of that certain Oil and Gas Lease dated 3-16-34 between E.J. & Pinkie Taylor to Hunt Production Company recorded in Vol. 139 Page 129.

INSOFAR AND ONLY INSOFAR as the above described lease covers and grant right from the surface of the earth down to and including but not below the base of the Paluxy Formation.

COKER “C” NO. 1 SALTWATER INJECTION SYSTEM

DESCRIPTION

The surface location of the Coker “C” No. 1 Well is 3,000 feet from the East line and 1,600 feet from the South line of the Levi Landers Survey, A-548, Hopkins County, Texas and is located on the tract of land described as follows;

53.0 acres of land, more or less, in the Levi Landers Survey, A-548, Hopkins County, Texas, and being the same land described in that Deed dated September 30, 1972 from Max Coker, J. D. Coker and Patricia Lou Tucker to Miriam K. Bulvan, recorded in Volume 343, Page 773 of the Deed Records Of Hopkins County, Texas.

SUBJECT TO:

1) Those Letter Agreements dated March 13, 1991 between Miriam K. Bulvan, Max Coker, Patricia Lou Tucker and Marathon Oil Company.

2) That Saltwater Disposal, Surface and Subsurface Easement dated April 3, 1992, between Miriam K. Bulvan, As Grantor and Marathon Oil Company, as Grantee, recorded to Volume 133, Page 456 of the Real Property Records, Hopkins County, Texas.

HOWLE “B” NO. 1

LESSOR	LESSEE	LEASE DATE	INSTRUMENT RECORDING DATA (BOOK AND PAGE)		DESCRIPTION

Reference herein to Oil, Gas and Mineral Leases listed below shall also include all Amendments or Ratifications of said leases as reflected by instruments duly recorded in the Office of the Clerk of the County Court of County.

Walter J. McMahan and wife, Joyce McMahan	TXO Production Corp.	12/05/84	205	786	9.91 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, being the most Easterly 9.91 acres described in said lease.

Austeen Keith	TXO Production Corp.	03/01/85	206	591	9.91 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, being a portion of said lease and being the same land as described above.

Annie J. Harris, et al	TXO Production Corp.	01/16/85	206	110	9.91 acres of land, more or less, a part of the Levi Landers Survey, A-548, being the most easterly 9.91 acres of land described as the second tract in said lease.

Vera Lee Gober, et vir	TXO Production Corp.	01/07/83	206	57	20.46 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being the most easterly 20.46 acres of land described in said lease.

Inez Adams Howle	TXO Production Corp.	11/30/84	206	125	20.46 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being a portion of said lease and being the same land as described in said lease.

Daniel Gene Wilson, et ux	TXO Production Corp.	11/14/84	205	639	8.13 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being the most easterly 8.13 acres of land described in said lease.

Mary Ruth Darnell	TXO Production Corp.	05/28/85	209	1	1.5 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being all of the land described in said lease.

HOWLE “A” NO. 1 OIL UNIT

AND HOWLE NO. 1 GAS WELL BORE

LESSOR	LESSEE	LEASE DATE	INSTRUMENT RECORDING DATA (BOOK AND PAGE)		DESCRIPTION
Reference herein to Oil, Gas and Mineral Leases listed below shall also include all Amendments or Ratifications of said leases as reflected by instruments duly recorded in the Office of the Clerk of the County Court of said County.

Vera Lee Gober, et vir	TXO Production Corp.	01/07/85	206	57	27.9 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being the most westerly 27.9 acres of land described in said lease.

Inez Adams Howle	TXO Production Corp.	11/30/84	206	125	Same lands as described above.

Bessie M. Schmer	TXO Production Corp.	11/20/84	205	760	12.10 acres of land, more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, and being the most westerly 12.10 acres of land described in said lease.

Dan A. Magee, et ux	TXO Production Corp.	11/20/84	205	665	Same lands as described above.

SUBJECT TO:

1) Pooling Designation by TXO Production Corp. and Apcot Finadel Joint Venture, filed for record at Volume 210, Page 168 of the Oil and Gas Records of Hopkins County, Texas.

2) Joint Operating Agreement dated May 16,1985, between TXO Production Corp. and Apcot Finadel Joint Venture.

3) Further subject to any other agreement or agreements, either recorded or unrecorded, which are effective the date of this agreement.

ISOM NO. 1

LESSOR	LESSEE	LEASE DATE	INSTRUMENT RECORDING DATA (BOOK AND PAGE)		DESCRIPTION

Reference herein to Oil, Gas and Mineral Leases listed below shall also include all Amendments or Ratifications of said leases as reflected by instruments duly recorded in the Office of the Clerk of the County Court of said County.

Mable Isom	TXO Production Corp.	11/26/84	205	567	19 acres of land more or less, a part of the Levi Landers Survey, A-548, Hopkins County, Texas, being a portion of said lease.

Jewell G. Smith, widow & sole devisee under the will of Edwin J. Smith, deceased	TXO Production Corp.	11/28/84	205	784	Same lands as described above.

Madeline Smith	TXO Production Corp.	05/23/85	208	807	Same lands as described above.

Paul W. Garrison & wife Martha Garrison, Gwendolyn Garrison Allen & husband Harrison Allen, Frances Kennedy & husband J.S. Kennedy & Helen Garrison Beard, a widow	TXO Production Corp.	01/17/85	206	523	21 acres of land, more or less, a part of the Nacogdoches University Survey, A-702, Hopkins County, Texas, being a portion of said lease.

COOK “AB” NO. 1

LESSOR	LESSEE	LEASE DATE	INSTRUMENT RECORDING DATA (BOOK AND PAGE)		DESCRIPTION

Reference herein to Oil, Gas and Mineral Leases listed below shall also include all Amendments or Ratifications of said leases as reflected by instruments duly recorded in the Office of the Clerk of the County Court of said County.

Dial Cook and wife, Maydean	TXO Production Corp.	12/05/84	205	788	30 acres of land, more or less, a part of the W. T. Coker Survey, A-246, Hopkins County, Texas, being the most southerly 30 acres of land out of a 60 acre tract of land described in a deed dated November 6, 1950 from J. B. Cook, et ux to Dial Cook, recorded in Volume 195, Page 243, Deed Records, Hopkins County, Texas, and being a portion of said lease.

E.A. Gober, E.R. Gober and H.B.Gober	TXO Production Corp.	01/10/85	205	699

10 acres of land, more or less, a part of the W. T. Coker Survey, A-246, Hopkins County, Texas, being the southwestern most 10 acres of land out of a 60 acre tract described is TRACT TWO in said lease.

J. D. Gober	TXO Production Corp.	01/10/85	205	703	Same lands as described above.

Willard Gober	TXO Production Corp.	01/10/85	205	657	Same lands as described above.

SUBJECT TO:

1) Pooling Designation dated October 10, 1985 by TXO Production Corp. and Apcot Finadel Joint Venture, filed for record at Volume 210, Page 173 of the Oil and Gas Records of Ho County, Texas.

2) Joint Operating Agreement dated May 16, 1985, between TXO Production Corp. and Apcot Finadel Joint Venture.

3) Further subject to any other agreement or agreements, either recorded or unrecorded, which are effective the date of this agreement.

DRILLAR BOZEMAN
Lessor:	Drillar Bozeman, a widow
Lessee:	Louis E. Ardis
Date:	June 3, 1942
Recorded:	Volume 43, Page 223 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Eula M. Pruitt, a widow
Lessee:	Magnolia Petroleum Co.
Date:	January 16, 1945
Recorded:	Volume 55, Page 156 Oil and Gas Lease Records Hopkins County, Texas

FORD-SIMMS
Lessor:	Robbie Ford, et vir
Lessee:	Louis E. Ardis
Date:	June 3, 1942
Recorded:	Volume 43, Page 225 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Johnnie Lee Simms
Lessee:	L. J. Mansell
Date:	April 3, 1945
Recorded:	Volume 58, Page 323 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Rosie Lee Fields, et vir, et al
Lessee:	L. J. Mansell
Date:	April 3, 1945
Recorded:	Volume 58, Page 325 Oil and Gas Lease Records Hopkins County, Texas

M. L. KENDRICK
Lessor:	M. L. Kendrick, et ux
Lessee:	B. T. Williamson
Date:	March 28, 1940
Recorded:	Volume 39, Page 82 Oil and Gas Lease Records Hopkins County, Texas

LAWYER KENDRICK
Lessor:	Lawyer Kendrick
Lessee:	Tom Worsham
Date:	October 29, 1943
Volume 49, Page 280 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Alf Morris
Lessee:	Tom Worsham
Date:	October 30, 1943
Volume 49, Page 282 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	T. A. Wright
Lessee:	Joe Bohannon
Date:	February 9, 1944
Volume 53, Page 388 Oil and Gas Lease Records Hopkins County, Texas

Lessor:	Mrs. Leonara Woldert
Lessee:	Lion Oil Company
Date:	May 14, 1948
Recorded:	Volume 68, Page 173 Oil and Gas Lease Records Hopkins County[1], Texas

PERSONAL PROPERTY

All personal property, material, and equipment in and to the oil wells, pumping units, casing rods, production tubing, separators, surface flowlines, wellheads, tanks and other equipment incidental to and used in connection with the production, treating and storing of oil and gas from the lands covered in the above described oil, gas and mineral leases referenced on this Exhibit “A”

W. H. COKER
Lessor:	W. H.Coker, et ux
Lessee:	The Pure Oil Company
Date:	March 14,1940
Recorded:	Volume 38, Pace 375 Oil and Gas Lease Records
Hopkins County, Texas; Amendment dated December 6,1947 and recorded in Volume 66, Page 525 of the Oil and Gas Lease Records, Hopkins County, Texas.

DERMONT FOSTER
Lessor:	Dermont Foster
Lessee:	The Pure Oil Company
Date:	March 16, 1940
Recorded:	Volume 38, Page 378 Oil and Gas Lease Records
Hopkins County, Texas; Amendment dated March 18,1948 and recorded in Volume 67, Page 361 of the Oil and Gas Lease Records Hopkins County, Texas.

PERSONAL PROPERTY

All personal property, material, and equipment in and to the oil wells, pumping units, casing rods, production tubing, separators, surface flowlines, wellheads, tanks and other equipment incidental to and used in connection with the production, treating and storing of oil and gas from the lands covered in the above described oil, gas and mineral leases referenced on this Exhibit “A”

Oil, Gas and Mineral Lease dated, June 30, 2004, from Dan C. Woldert, Jr., to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 655, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, June 30, 2004, from Thomas Moroney Woldert to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 658, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 9, 2004, from Susan L. Woldert Trust, Nina E. Woldert Trust, Laura McMullen Revocable Trust, Regions Bank, Trustee, to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 661, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 14, 2004, from Norma Jo Woldert to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 667, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 5, 2004, from Beau Budde to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 670, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, August 17, 2004, from Elizabeth Woldert Cunliff Trust, U/W FBO Sara Lee McClung, Bank On Trust Company, N.A. Trustee to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 673, in the Real Property Records of Hopkins County, Texas.

INVENTORY LIST OF MOVING EQUIPMENT

#4630 Ford Tractor with front end loader, shredder and blade.

1989 Dodge 2/4 Ton Truck VIN# 1B7KE2684KS165236.

1995 Dodge T1 Ton Truck VIN# 23020037174102359.

1984 International Water Truck VIN# 1HTLDVNXEHA48692.

1980 INTERNATIONAL WATER TRUCK VIN#AA175KCAl1750.

1998 Shop Made Trailer (Gooseneck) VIN# TR187342.

1997 Flat Bed Tractor Trailer 18 ft. long.        (43WPYF)

1997 Shop Made Pipe Trailer 30+ft. long.

One old Mobile Home used as field office at Como Yard.

LEASE DATE:	06/15/88	TERM:	3YR	EXP DATE:	06/15/91

LESSOR:	DORSEY TWIDWELL SR.	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	73	PAGE:	54

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACTPER WARRANTY DEED 08/01/63, C.M.LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	02/06/91	TERM:	3 YR	EXP DATE:	07/23/94

LESSOR:	MATTIE LOU COKER ET AL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	240

LEGAL DESCRIPTION:

A 145.25 AC TRACT OF LAND LOCATED IN THE NACOGDOCHES. UNIVERSITY SVY A-702 AND SVY A-703 (94.25 AC) AND LEVI LANDERS SVY A-548 (51 AC) BEING SAME LAND DESCRIBED IN OIL & GAS LEASE 12/23/58 L. D. COKER ET UX TO LOUIS E. ARDIS, RECORDED IN VOL. 115 PG. 300 OIL & GAS RECORDS

LEASE DATE:	02/27/91	TERM:	3YR	EXP DATE:	02/27/94

LESSOR:	NOLA HYDE	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	243

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, 79.61 AC TRACT, AS FULLY DESCRIBED IN LEASE (SAME LANDS AS COAL LEASE FROM MORRIS S. HYDE ET UX TO PHILLIPS COAL CO. DATED 03/13/81 & RECORDED VOL. 189 PG. 594 O&G LEASE RECORDS)

LEASE DATE:	02/27/91	TERM:	3YR	EXP DATE:	02/27/94

LESSOR:	VALTON H. HYDE ET UX	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	246

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, 79.61 AC TRACT, AS FULLY DESCRIBED IN LEASE (SAME LANDS AS COAL LEASE FROM MORRIS S. HYDE ET UX TO PHILLIPS COAL CO. DATED 03/13/81 & RECORDED VOL. 189 PG. 594 O&G LEASE RECORDS)

LEASE DATE:	02/27/91	TERM:	3 YR	EXP DATE:	02/27/94

LESSOR:	JACK HYDE ET UX	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	249

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, 79.61 AC TRACT, AS FULLY DESCRIBED IN LEASE (SAME LANDS AS COAL LEASE FROM MORRIS S. HYDE ET UX TO PHILLIPS COAL CO. DATED 03/13/81 & RECORDED VOL. 189 PG. 594 O&G LEASE RECORDS)

LEASE DATE:	02/27/91	TERM:	3 YR	EXP DATE:	02/27/94

LESSOR:	ROBERT LEE HYDE ET UX	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	252

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, 79.61 AC TRACT, AS FULLY DESCRIBED IN LEASE (SAME LANDS AS COAL LEASE FROM MORRIS S. HYDE ET UX TO PHILLIPS COAL CO. DATED 03/13/81 & RECORDED VOL. 189 PG. 594 O&G LEASE RECORDS)

LEASE DATE:	02/27/91	TERM:	3 YR	EXP DATE:	02/27/94

LESSOR:	LEONA HYDE PENNY	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	255

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, 79.61 AC TRACT, AS FULLY DESCRIBED IN LEASE (SAME LANDS AS COAL LEASE FROM MORRIS S. HYDE ET UX TO PHILLIPS COAL CO. DATED 03/13/81 & RECORDED VOL. 189 PG. 594 O&G LEASE RECORDS)

LEASE DATE:	02/06/91	TERM:	3 YR	EXP DATE:	02/06/94

LESSOR:	BETTY SUE PRICE ET AL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	258

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 60.03 AC TRACT BEING SAME LAND DESCRIBED IN WARRANTY DEED 07/30/75 CARL HENDRICKS ET UX TO DIMPLE MAE BISHOP ET AL RECORDED IN VOL. 365 PG. 53 DEED RECORDS

LEASE DATE:	03/04/91	TERM:	3 YR	EXP DATE:	03/04/94

LESSOR:	JAMES C. FRONEBERGER	RECORDED:
LESSEE:	TEX/ CON OIL & GAS COMPANY	BOOK:	113	PAGE:	261

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 TRACT OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P. HICKS

LEASE DATE:	02/22/91	TERM:	3 YR	EXP DATE:	02/22/94

LESSOR:	GARY HICKS ET AL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	113	PAGE:	264

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 TRACT OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P. HICKS

LEASE DATE:	03/01/91	TERM:	3 YR	EXP DATE:	03/01/94

LESSOR:	JAMES DANIEL HICKS	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	749-751

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 TRACT OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P. HICKS

LEASE DATE:	03/01/91	TERM:	3 YR	EXP DATE:	03/01/94

LESSOR:	DOROTHY JANE HICKS IVEY	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	752-754

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 AC TRACT OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P. HICKS

LEASE DATE:	02/ 27/91	TERM:	3 YR	EXP DATE:	02/27/94

LESSOR:	MICKEY ALAN POWELL ET AL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	755-757

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 AC TRACT, OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P. HICKS

LEASE DATE:	03/01/91	TERM:	3 YR	EXP DATE:	03/01/94

LESSOR:	LINDA CONLON	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	758-760

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SVY A-702, A 41.5 AC TRACT OF LAND BEING SAME LAND IN WARRANTY DEED 05/17/17 RECORDED IN VOL. 97 PG. 90 J. C. ROTAN TO J. P.HICKS

LEASE DATE:	04/03/45	TERM:	3 YR	EXP DATE:	04/03/55

LESSOR:	JOHNNIE LEE SIMMS ET AL	RECORDED:
LESSEE:	L.J.MANSELL	BOOK:	58	PAGE:	323

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO 19, A-703, 29.2 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,000’ ONLY

LEASE DATE:	04/03/45	TERM:	3 YR	EXP DATE:	04/03/55

LESSOR:	ROSIE LEE FIELDS ET AL	RECORDED:
LESSEE:	L.J.MANSELL	BOOK:	58	PAGE:	325

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO 19, A-703, 29.2 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,000’ ONLY

LEASE DATE:	04/30/45	TERM:	3 YR	EXP DATE:	04/30/55

LESSOR:	HOWARD & MARGEAN SIMMS ESTATE	RECORDED:
LESSEE:	L.J.MANSELL	BOOK:	58	PAGE:	327

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO 19, A-703, 29.2 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,000’ ONLY

LEASE DATE:	04/30/45	TERM:	3 YR	EXP DATE:	04/03/55

LESSOR:	JOE BOHANNON	RECORDED:
LESSEE:	L.J.MANSELL	BOOK:	58	PAGE:	321

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO 19, A-703, 29.2 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,000’ ONLY

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	JUANICE MILLER ET VIR	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	761-763

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 4670F OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	JOHNNY WILSON	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	764-766

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	ALLIE RUTH HACKLER ET VIR	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	767-769

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED - IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	NAOMI IRBY	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	770-772

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	CONNIE MILLER	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	773-775

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR	EXP DATE:	03/20/94

LESSOR:	JOE TOM WILSON	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	776-778

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	03/20/91	TERM:	3 YR EXP	DATE:	03/20/94

LESSOR:	ELAINE WILSON	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	779-781

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 55.07 AC TRACT, OF LAND BEING THE SAME LAND DESCRIBED IN OIL & GAS LEASE DATED 09/25/51 FROM AUTREY WILSON ET AL TO JOE BOHANNON RECORDED IN VOL. 85 PG. 467 OF OIL & GAS RECORDS

LEASE DATE:	05/08/91	TERM:	3 YR EXP	DATE:	05/08/94

LESSOR:	JAN SCHUYLER FLEMING	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	782-784

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 02/16/61 L. W. PIERCE TO J. E. FLEMING RECORDED IN VOL. 123 PG. 589 DEED RECORDS

LEASE DATE:	04/26/91	TERM:	3 YR EXP	DATE:	04/26/94

LESSOR:	NELL WILSON TEASDALE	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	785-788

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 03/01/44 C. R. BERRYHILL ET UX TO R. K. WILSON, JR. RECORDED IN VOL. 53 PG. 329 DEED RECORDS

LEASE DATE:	05/08/91	TERM:	3 YR EXP	DATE:	05/08/94

LESSOR:	JERRY V. FLEMING	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	789-791

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 02/16/61 L. W. PIERCE TO J. E. FLEMING RECORDED IN VOL. 123 PG. 589 DEED RECORDS

LEASE DATE:	04/26/91	TERM:	3 YR EXP	DATE:	04/26/94

LESSOR:	MARY ELEANOR WILSON SMALL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	792-795

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 03/01/44 C.R. BERRYHILL ET UX TO R. K. WILSON, JR. RECORDED IN VOL. 53 PG. 329 DEED RECORDS

LEASE DATE:	04/26/91	TERM:	3 YR EXP	DATE:	04/26/94

LESSOR:	R. K. WILSON III	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	796-799

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 03/01/44 C.R. BERRYHILL ET UX TO R.K. WILSON, JR. RECORDED IN VOL. 53 PG. 329 DEED RECORDS

LEASE DATE:	04/09/91	TERM:	3 YR EXP	DATE:	04/09/94

LESSOR:	CAROLYN COCHRAN	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	800-802

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN WARRANTY DEED 02/10/47 RUBE McLARRY TO GUY McLARRY RECORDED IN VOL. 163 PG. 195 DEED RECORDS

LEASE DATE:	04/09/91	TERM:	3 YR EXP	DATE:	04/09/94

LESSOR:	GUY McLARRY/MYRA MATTISON	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	116	PAGE:	803

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN WARRANTY DEED 02/10/47 RUBE McLARRY TO GUY McLARRY, RECORDED IN VOL. 163 PG. 195 DEED RECORDS

LEASE DATE:	05/08/91	TERM:	3 YR	EXP DATE:	05/08/94

LESSOR:	CAROLYN FLEMING PARKHILL	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	118	PAGE:	779
ENTRY:	3067

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 02/16/61, L.W. PIERCE TO J.W.FLEMING RECORDED IN VOL. 123 PG. 589 DEED RECORDS

LEASE DATE:	05/08/91	TERM:	3 YR	EXP DATE:	05/08/94

LESSOR:	JAMES E. FLEMING III	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	118	PAGE:	782
ENTRY:	3068

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 02/16/61 L.W.PIERCE TO J.W.FLEMING RECORDED IN VOL. 123 PG. 589 DEED RECORDS

LEASE DATE:	07/09/91	TERM:	3 YR	EXP DATE:	07/09/94

LESSOR:	JOHN S. KENNEDY ET UX	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	121	PAGE:	70
ENTRY:	3862

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 01/04/68 DEWEY L. CHAPMAN TO J. S. KENNEDY IN VOL. 312 PG. 493 OIL & GAS RECORDS

LEASE DATE:	04/09/91	TERM:	3 YR	EXP DATE:	04/09/94

LESSOR:	S. A. COCHRAN JR.	RECORDED:
LESSEE:	TEX/CON OIL & GAS COMPANY	BOOK:	121	PAGE:	67
ENTRY:	3861

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN WARRANTY DEED 02/10/47 RUBE McLARRY TO GUY McLARRY RECORDED IN VOL. 163 PG. 195 DEED RECORDS

LEASE NUMBER:	TX05320L 01	LSE DATE:	07/15/91	TERM:	3 YR	EXP DATE:	07/15/94

LESSOR:	THOMAS L. WHALEY INDV ET AL			RECORDED:
	TEX/CON OIL & GAS COMPANY			BOOK:	121	PAGE:	66 ENTRY:
	MEMORANDUM

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY A-702, A 102.43 AC TRACT BEING SAME LAND DESCRIBED IN MINERAL DEED 05/26/66 ROSS WALKER TO BEN S. POPE AND PATRICIA POPE WHALEY RECORDED IN VOL. 300 PG. 633, DEED RECORDS

LEASE DATE:	08/19/91	TERM:	3 YR	EXP DATE:	08/19/94

LESSOR:	MARY M. MORRIS AND JAMES B. MORRIS
LESSEE:	TEX/CON OIL & GAS COMPANY
LEGAL DESCRIPTION:

83.49 ACRES, MORE OR LESS, SITUATED IN THE NACOGDOCHES UNIVERSITY SURVEY A-703, DESCRIBED IN WARRANTY DEED DATED 07/02/53 FROM MAUD LIVINGSTON NANCE, ET VIR TO JOHN J. MORRIS, REC. IN VOL. 214 PG. 255 AND DESCRIBED IN WARRANTY DEED DATED 10/05/54 FROM OLLIE B. SUBLETT, ET VIR TO JOHN J. MORRIS, REC. IN VOL. 223, PG. 135.

01 LEASE DATE:	04/30/90	TERM:	1 YR	EXP DATE	03/31/91 RENEWABLE FOR 1 YR

LESSOR:	BERTHA KENDRICK
LESSEE:	CORDELL ENERGY CORPORATION
LEGAL DESCRIPTION:	GROUND LEASE

THE NORTHWEST CORNER OF THEM. L. KENDRICK 100 ACRE TRACT WHICH IS ADJACENT TO THE M. L. KENDRICK NO. 3 OIL WELL.

LEASE DATE:	05/14/48	TERM:	10 YR	EXP DATE:

LESSOR:	LENORA E WOLDERT	RECORDED:
LESSEE:	LION OIL COMPANY	BOOK:	68	PAGE:	173

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 43 ACRE AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS

LEASE DATE:	03/16/40	TERM:	10 YR	EXP DATE:	03/16/50

LESSOR:	DERMONT FOSTER	RECORDED:
LESSEE:	THE PURE OIL COMPANY	BOOK:	38	PAGE:	378

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 94.14 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE,

HOPKINS COUNTY, TEXAS, SURFACE DOWN TO BASE OF GLOYD FORMATION PLUS 100 FEET

LEASE DATE:	05/26/47	TERM:	10 YR	EXP DATE:	05/26/57

LESSOR:	MAUD LIVINGSTON NANCE ET AL	RECORDED:
LESSEE:	PAUL SCHULZ	BOOK:	65	PAGE:	416

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 83.49 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4.160’ ONLY, LEASE AMENDED 12-20-47 VOL. 67 PG. 35 AND ON 07-08-60 VOL. 121 PG. 153

LEASE DATE:	03/28/40	TERM:	10 YR	EXP DATE:	03/28/50

LESSOR:	M. L. KENDRICK ET UX	RECORDED:
LESSEE:	B. T. WILLIAMSON	BOOK:	39	PAGE:	82

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 100 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,425’ ONLY

LEASE DATE:	06/03/42	TERM:	10 YR	EXP DATE:	06/03/52

LESSOR:	N. P. PAYNE ET UX	RECORDED:
LESSEE:	LOUIS E. ARDIS	BOOK:	43	PAGE:	231

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, ‘A-703, 46.875 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,400’ ONLY

LEASE NUMBER:	TX05271A 01	LSE DATE:	06/03/42	TERM:	10 YR	EXP DATE:	06/03/52

LESSOR:	DRILLAR BOZEMAN ET UX	RECORDED:
LESSEE:	LOUIS E. ARDIS	BOOK:	43			PAGE:	223

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 170 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,400’ ONLY

LEASE NUMBER:	TX05271B 01	LSE DATE:	01/16/45	TERM:	10 YR	EXP DATE:	01/16/55

LESSOR:	EULA M. PRUITT	RECORDED:
LESSEE:	MAGNOLIA PETROLEUM COMPANY	BOOK:	55			PAGE:	156

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703,170 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,400’ ONLY

LEASE NUMBER:	TX05272 01	LSE DATE:	06/03/42	TERM:	10 YR	EXP DATE:	06/03/52

LESSOR:	ROBBIE FORD ET VIR	RECORDED:
LESSEE:	LOUIS E. ARDIS	BOOK:	43			PAGE:	225

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 29.2 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE, HOPKINS COUNTY, TEXAS, SURFACE TO 4,400’ ONLY

LEASE NUMBER:	TX05273 01	LSE DATE:	09/09/46	TERM:	10 YR	EXP DATE:	09/09/56

LESSOR:	JOHN J. MORRIS	RECORDED:
LESSEE:	C.N.SHAW	BOOK:	60			PAGE:	616

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, AND NACOGDOCHES UNIVERSITY SVY NO. 18, A-702, 86.4 ACRES AS DESCRIBED IN METES & BOUNDS IN SAID LEASE AS TWO TRACTS (49.4 AC & 40 AC) LESS A 3-AC PARCEL; CONTAINING 86.4 ACRES M/L, SURFACE TO 100’ BELOW BASE OF THE GLOYD FORMATION ONLY.

LEASE NUMBER:	TX05274 01	LSE DATE:	03/14/40	TERM:	10 YR	EXP DATE:	03/14/50

LESSOR:	W. H. COKER ET UX	RECORDED:
LESSEE:	THE PURE OIL COMPANY	BOOK:	38			PAGE:	375

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, NACOGDOCHES UNIVERSITY SURVEY NO. 18, A-702, 84.22 ACS AS DESCRIBED IN METES & BOUNDS IN LEASE, SURFACE TO 4,160’ ONLY

LEASE NUMBER:	TX05275A 01	LSE DATE:	11/20/89	TERM:	3 YR	EXP DATE:	11/20/92

LESSOR:	MARY M. MORRIS	RECORDED:
LESSEE:	L. J. MANSELL	BOOK:	90			PAGE:	456

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 29.2 ACRES AS DESCRIBED IN SAID LEASE - DEED REF 02/09/38 JEWELL McGILL ET AL TO JIM McGILL, RECORDED VOL 139 PG 339

LEASE NUMBER:	TX05275B 01	LSE DATE:	11/20/89	TERM:	3 YR	EXP DATE:	11/20/92

LESSOR:	JAMES B. MORRIS	RECORDED:
LESSEE:	L. J. MANSELL	BOOK:	90			PAGE:	459

LEGAL DESCRIPTION:

NACOGDOCHES UNIVERSITY SURVEY NO. 19, A-703, 29.2 ACRES AS DESCRIBED IN SAID LEASE - DEED REF 02/09/38 JEWELL McGILL ET AL TO JIM McGILL, RECORDED VOL 139 PG 339

LEASE DATE:	05/09/88	TERM:	3 YR	EXP DATE:	05/09/91

LESSOR:	PAULINE ROWAN	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	65	PAGE:	286

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE NUMBER:	TX05278B 01	LSE DATE:	07/13/88	TERM:	3 YR	EXP DATE:	07/13/91

LESSOR:	ELSIE MAE “LIVINGSTON” MILLER	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	65			PAGE:	289

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE NUMBER:	TX05278C 01	LSE DATE:	06/10/88	TERM:	3 YR	EXP DATE:	06/10/91

LESSOR:	TEXAS CHRISTIAN UNIVERSITY	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62			PAGE:	879

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE NUMBER:	TX05278D 01	LSE DATE:	05/23/88	TERM:	3 YR	EXP DATE:	05/23/91

LESSOR:	J. D. BENNETT ET UX	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62			PAGE:	876

LEGAL DESCRIPTION: LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS NACOGDOCHES UNIVERSITY SVY A-703 & LEVI LANDERS SVY A-548, 60 ACS DESCRIBED IN LEASE SAME LANDS IN OIL & GAS LEASE, 10/22/53 MONA RHEU EDWARDS ET VIR TO THE TEXAS COMPANY, RECORDED IN VOL. 95 PG. 97 OIL & GAS RECORDS, CONTAINING A TOTAL OF 141 ACS M/L IN LEASE

LEASE DATE:	05/09/88	TERM:	3 YR	EXP DATE:	05/09/91

LESSOR:	ARNOLD OVERTON JR.	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62	PAGE:	873

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	05/09/88	TERM:	3 YR	EXP DATE:	05/09/91

LESSOR:	SHARON CONGDON	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62	PAGE:	870

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	05/09/88	TERM:	3 YR	EXP DATE:	05/09/91

LESSOR:	KATHLEEN GEMMELL	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62	PAGE:	867

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	05/04/88	TERM:	3 YR	EXP DATE:	05/04/91

LESSOR:	NANNIE B. HALCOMB	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	62	PAGE:	861

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	07/15/88	TERM:	3 YR	EXP DATE:	07/15/91

LESSOR:	COL. WILLIAM W. OVERTON	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	66	PAGE:	330

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	07/13/88	TERM:	3 YR	EXP DATE:	07/13/91

LESSOR:	ALTA MAE L. ERNCE ET AL	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	66	PAGE:	327

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

LEASE DATE:	11/18/88	TERM:	3 YR	EXP DATE:	11/18/91

LESSOR:	PEGGY JO RAMEY	RECORDED:
LESSEE:	BRUCE SMITH	BOOK:	73	PAGE:	57

LEGAL DESCRIPTION:

LEVI LANDERS SURVEY, A-548, 81.00 ACS, DESCRIBED IN LEASE AS AN 80 AC TRACT AND A ONE ACRE TRACT PER WARRANTY DEED 08/01/63, C. M. LIVINGSTON TO J. D. BENNETT RECORDED IN VOL. 282 PG 45 OF DEED RECORDS

Oil, Gas and Mineral Lease dated, July 7, 2004, from Tobe Evans, Individually and as Executor of the estate of Mary Wright Evans: Tobe Evans acting as A-I-F for Bob Evans, dealing in his sole and separate property: Lucy Evans, dealing in her sole and separate property: Harrison Evans, dealing in his sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 622, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 7, 2004, from Tobe Evans, Individually and as Executor of the estate of Mary Wright Evans: Tobe Evans acting as A-I-F for Bob Evans, dealing in his sole and separate property: Lucy Evans, dealing in her sole and separate property: Harrison Evans, dealing in his sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 625, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 7, 2004, from Tobe Evans, Individually and as Executor of the estate of Mary Wright Evans: Tobe Evans acting as A-I-F for Bob Evans, dealing in his sole and separate property: Lucy Evans, dealing in her sole and separate property: Harrison Evans, dealing in his sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 628, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 7, 2004, from Tobe Evans, Individually and as Executor of the estate of Mary Wright Evans: Tobe Evans acting as A-I-F for Bob Evans, dealing in his sole and separate property: Lucy Evans, dealing in her sole and separate property: Harrison Evans, dealing in his sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 631, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, June 6, 2004, from Ida Mae Harper, dealing in her sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 634, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, June 16, 2004, from Clarine Kendrick, dealing in her sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 637, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, June 16, 2004, from Ida Flora Kendrick, dealing in her sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 640, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, June 16, 2004, from M. L. Kendrick, dealing in his sole and separate property to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 643, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 7, 2004, from Alfred Morris, Jr., to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 646, in the Real Property Records of Hopkins County, Texas.

Oil, Gas and Mineral Lease dated, July 28, 2004, from Presbyterian Hospital of Winnsboro, Texas, A non-profit organization, to The J. A. Cordell Family Partnership covering 43 acres of the Nacogdoches University Survey, A-703, and Recorded in Volume 503 at Page 649, in the Real Property Records of Hopkins County, Texas.